EXHIBIT 10.1

AMENDMENT NO. 1

TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT IN THE AMOUNT OF US$10,000,000

BY AND AMONG

ARTEC GLOBAL MEDIA, INC.,
as Borrower,

AND

TCA GLOBAL CREDIT MASTER FUND, LP,
as Lender

November 18, 2016

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AMENDMENT NO. 1 TO

SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT

THIS AMENDMENT NO. 1 TO SENIOR SECURED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) is dated and effective as of November 18, 2016 (the “Effective Date”), by and among (i) ARTEC GLOBAL MEDIA, INC., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), (ii) any Person to hereafter become a Subsidiary of the Borrower pursuant to Section 10.18 of the Credit Agreement, and any Person that from time to time may hereafter become liable for the Obligations, or any part thereof, as joint and several guarantors (together, jointly and severally, the “Guarantors” and together with the Borrower, the “Credit Parties”) and (iii) TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (the “Lender”).

WITNESSETH

WHEREAS, the Borrower and Lender have entered into that certain Senior Secured Revolving Credit Facility Agreement, dated as of May 31, 2015 and made effective as of December 24, 2015 (the “Credit Agreement”), pursuant to which the Lender agreed to make available to the Borrower a secured revolving loan in the amount of up to Ten Million United States Dollars (US$10,000,000), subject to the terms and conditions therein contained, and of this amount, the Lender made an initial principal advance of Nine Hundred Thousand and No/100 United States Dollars (US$900,000) to the Borrower (the “Initial Advance”);

WHEREAS, as of the date hereof, a total aggregate principal amount of Seven Hundred Fifty Thousand and No/100 United States Dollars (US$750,000) of the Initial Advance (the “Escrowed Amount”) is being held in reserve by Lender until such time as Lender shall release, in Lender’s sole and absolute discretion;

WHEREAS, in connection with this Amendment, the Borrower has requested and the Lender has agreed to release Four Hundred Fifty Thousand and No/100 United States Dollars (US$450,000) of the Escrowed Amount (the “Escrow Release Amount”) to the Borrower for working capital financing for Borrower and a potential acquisition;

WHEREAS, the parties to this Amendment desire to amend the Credit Agreement (as amended hereby, the “Amended Credit Agreement”), as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

2. Release of Escrowed Amount. In consideration of the promises, terms, conditions, waivers, and additional fees herein contained, the Lender hereby agrees to release the Escrow Release Amount to the Borrower on the Effective Date.

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3. Amendment of the Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended and supplemented as follows:

(a) all references to the “Senior Secured Revolving Credit Facility Agreement” or the “Agreement” contained in the Credit Agreement shall be deemed to refer to the Credit Agreement as further amended hereby;

4.Renewal of Revolving Loan. By its execution hereof, the Borrower hereby provides written notice to Lender of Borrower’s election to renew the Revolving Loan Commitment and extend the Revolving Loan Maturity Date until October 18, 2017 (subject to the terms and conditions of the Amended Credit Agreement) and, by its execution hereof, the Lender hereby consents and agrees to such renewal and extension.

5. Representations and Warranties of the Credit Parties. The Credit Parties represent and warrant to the Lender that immediately after giving effect to this Amendment, the representations and warranties of the Credit Parties as set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects and no default or Event of Default (other than the Excluded Events of Default (as defined below)) shall have occurred and be continuing. To the extent pertaining to the representations and warranties made as of the Effective Date of this Amendment, Schedules 7.1, 7.4(a), 7.4(b), 7.28 and 7.29 to the Credit Agreement are hereby amended and replaced with the versions attached hereto, which are updated as of the Effective Date. Regarding the representations and warranties set forth in Section 7.11 of the Credit Agreement, the parties acknowledge the exception that the Borrower has not timely filed its quarterly report on Form 10-Q for the quarterly period ended July 31, 2016 (the “Form 10-Q”). The Borrower agrees that it will file the Form 10-Q within forty five (45) days after the Effective Date of this Amendment. As used herein, “Excluded Event of Default” means any default or Event of Default that occurred prior to the Effective Date of this Amendment. Lender hereby acknowledges and agrees that it has waived the Excluded Events of Default and that none of the Excluded Events of Default shall be the basis, in whole or in part, for any future default or Event of Default.

6. Security Interest Confirmation. The Credit Parties each hereby represent, warrant and covenant that (i) the Lender’s security interests in all of the “Collateral” (as such term is defined in each Security Agreement executed by each of the Credit Parties in connection with the Credit Agreement) are and remain valid, perfected, security interests in such Collateral, (ii) the additional principal amount advanced by the Lender in connection with this Amendment and any and all additional obligations incurred by the Credit Parties in connection therewith constitute Obligations (as defined in the Credit Agreement) and such additional principal amount and additional obligations are each secured by Lender’s security interests in all of the Collateral, and (iii) the Credit Parties have not granted any other encumbrances or security interests of any nature or kind in favor of any other Person affecting any of such Collateral, other than Permitted Liens.

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7. Ratification. The Credit Parties hereby acknowledge, represent, warrant and confirm to Lender that: (i) each of the Loan Documents executed by the Credit Parties are valid and binding obligations of the Credit Parties, enforceable thereagainst in accordance with their respective terms; (ii) all obligations of the Credit Parties under all the Loan Documents are, shall be and continue to be secured by and under the Security Agreements, the Guaranty Agreements, the UCC Financing Statements,and all other Loan Documents; (iii) there are no defenses, setoffs, counterclaims, cross-actions or equities in favor of the Credit Parties to or against the enforcement of any of the Loan Documents, and to the extent the Credit Parties have any defenses, setoffs, counterclaims, cross-actions or equities against the Lender and/or against the enforceability of any of the Loan Documents, the Credit Parties acknowledge and agree that same are hereby fully and unconditionally waived by the Credit Parties; and (iv) no oral representations, statements, or inducements have been made by Lender or any agents or representatives of the Lender with respect to any of the Loan Documents.

8. No Defaults. Each Credit Party hereby represents and warrants that as of the date hereof there exists no Event of Default (other than any Excluded Events of Default) or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default. The Lender hereby acknowledges and agrees that, to its knowledge, as of the date hereof there exists no Event of Default.

9. Covenants. Each Credit Party hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Credit Agreement and each Loan Document, and covenants and undertakes to continue to duly perform and observe such covenants and undertakings, as amended hereby, so long as the Credit Agreement, as amended hereby, shall remain in effect.

10. No Other Amendment. All other terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

11.Second Tranche Advisory Fee. In consideration of the promises, terms, conditions, waivers and advisory services provided by the Lender herein contained, which such promises, terms, conditions, waivers and advisory services the Borrower hereby acknowledges and agrees that the Lender has fully rendered to its satisfaction, the Borrower shall pay to Lender an additional fee for advisory services in the amount of Two Hundred Thousand and No/100 United States Dollars (US$200,000.00) (the “Second Tranche Advisory Fee”) by issuing to Lender three (3) Fee Notes, the form of which is attached hereto as Exhibit “A”, each in the amount of Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 United States Dollars (US$66,666.66). The Fee Notes shall be issued on the Effective Date and shall bear maturity dates of six (6), nine (9) and twelve (12) months respectively. The principal amount of the Fee Notes outstanding from time to time shall bear zero (0) interest, provided that no default or Event of Default has occurred or is continuing. Any amount of principal on the Fee Notes which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall at Lender’s option bear interest payable on demand at the Default Rate.

12. Fees and Expenses. The Borrower agrees to pay to the Lender, upon the execution hereof, (i) a legal fee equal to Seven Thousand Five Hundred United States Dollars (US$7,500), (ii) a due diligence fee equal to Two Thousand Five Hundred United States Dollars (US2,500), and all costs and expenses of the Lender and Lender's counsel in connection with the preparation and execution of this Amendment and the Fee Notes and the review of all other documentation in connection herewith and therewith, which such amount shall be offset against the Escrow Release Amount and paid on the Effective Date.

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13. Conditions Precedent. The effectiveness of this Amendment and the obligation that the Lender to advance the additional principal amounts provided herein shall be expressly subject to the following conditions precedent:

(a) Amendment. Each Credit Party shall have executed and delivered to the Lender two original copies of this Amendment;

(b) Fee Notes. An original of each of the three (3) Fee Notes duly executed by Borrower, in the form attached hereto as Exhibit A;

(c) Corporate Documents. The Lender shall have received such evidence as it may require as to the authority of the officers or attorneys-in-fact executing this Amendment and any and all other related documents and such other corporate documents it may request, including, but not limited to, approval of the board of directors, as applicable, of each of the Credit Parties, resolutions of the shareholders or members, as applicable, of each Credit Party, an officer’s certificate of each Credit Party, each in form and substance satisfactory to the Lender in its sole discretion;

(d) Search Results. The Lender shall have received copies of UCC search reports, issued by the Secretary of State of the state of organization of each Credit Party, dated such a date as is reasonably acceptable to Lender, listing all effective financing statements which name the Credit Parties, under their present name and any previous names, as debtors, together with copies of such financing statements;

(e) Certificate of Good Standing. The Lender shall have received copies of certificates of good standing with respect to each Credit Party, issued by the Secretary of State of the state of organization of each Credit, dated such a date as is reasonably acceptable to Lender, evidencing the good standing thereof;

(f) Fees Paid. The Lender or its counsel shall have received payment in full of all fees and expenses due under this Amendment; and

(g) No Event of Default; Representations and Warranties. The Lender shall be satisfied, and shall have received a certificate signed by a duly authorized officer of each Credit Party, dated such a date as is reasonably acceptable to Lender, that (i) no Event of Default or event which, with the passage of time, giving of notice or both would become an Event of Default (other than the Excluded Events of Default) have occurred and be continuing; and (ii) the representations and warranties of the Borrower contained in the Credit Agreement, as amended and supplemented hereby, shall be true on and as of the Effective Date (except to the extent such representation or warranty expressly relates to an earlier date).

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14. Initial Advance. The Borrower and Lender entered into that certain Securities Purchase Agreement, dated as of May 31, 2015 and effective as of December 24, 2015 (the “Purchase Agreement”), pursuant to which the Borrower issued to the Lender and the Lender purchased from the Borrower a senior secured, convertible, redeemable debenture in the principal amount of One Hundred Thousand and No/100 United States Dollars ($100,000) (the “Debenture”). Upon the execution of this Agreement, the parties agree and acknowledge that any and all obligations and indebtedness under the Purchase Agreement and the Debenture shall be consolidated with the Obligations under the Amended Credit Agreement and evidenced by that certain Senior Secured Revolving Convertible Note, dated May 31, 2015 but effective as of December 24, 2015, issued by the Buyer in favor of the Lender in the amount of Nine Hundred Thousand and No/100 United States Dollars ($900,000) (the “Note”) and that the Note shall be a substitute of one evidence of debt without any intent to extinguish the indebtedness or obligations evidenced by the Purchase Agreement or Debenture. The Borrower acknowledges and agrees that immediately following the execution of this Amendment, the total amount outstanding and owing under the Note by the Borrower, including the amounts which have been consolidated from the Purchase Agreement and Debenture, is Seven Hundred Thousand and No/100 United States Dollars ($700,000) plus interest and fees. In addition, following the execution of this Amendment, the terms and conditions of the Purchase Agreement and Debenture shall no longer be in effect. Furthermore, that certain Committed Equity Facility Agreement, dated as of May 31, 2015 and effective as of December 24, 2015, by and between the Borrower and Lender, and that certain Registration Rights Agreement, dated as of May 31, 2015 and effective as of December 24, 2015, executed by the Borrower and Lender in connection therewith, shall no longer be in effect.

15. Execution in Counterparts. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

16. Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Credit Parties of this Amendment, and the documents executed and delivered in connection herewith, and the performance by Credit Parties of all of its obligations hereunder and thereunder, have been duly and validly authorized and approved by the Credit Parties and their boards of directors, as applicable, pursuant to all applicable laws, and other than the corporate action or resolutions delivered by the Credit Parties in connection with this Amendment, no other corporate action or consent on the part of the Credit Parties, its board of directors, stockholders or any other Person is necessary or required by the Credit Parties to execute this Amendment, and the documents executed and delivered in connection herewith and therewith, to consummate the transactions contemplated herein and therein, or perform all of the Credit Parties’ obligations hereunder and thereunder. This Amendment, and each of the documents executed and delivered in connection herewith and therewith, have been duly and validly executed by the Credit Parties (and the officer executing this Amendment and all such other documents is duly authorized to act and execute same on behalf of the Credit Parties) and constitute the valid and legally binding agreements of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms.

17. Indemnification. The Credit Parties hereby agree to indemnify and hold the Lender harmless from and against any and all claims payable by the Lender to any Person, including reasonable attorneys' and paralegals' fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to any matters relating to this Amendment, or any of the Loan Documents except to the extent arising from or related to the gross negligence or willful misconduct of the Lender. The foregoing indemnification obligations shall survive the termination of any of the Loan Documents and repayment of the Revolving Note.

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18. Release. As a material inducement for Lender to enter into this Amendment, the Credit Parties do hereby release, waive, discharge, covenants not to sue, acquits, satisfies and forever discharges the Lender and its respective successors and assigns, from any and all claims whatsoever in law or in equity which the Credit Parties ever had, now has, or which any successor or assign of the Credit Parties hereafter can, shall or may have against the Lender, for, upon or by reason of any matter, cause or thing whatsoever related to the this Amendment or any other Loan Documents, through the date hereof. The Credit Parties further expressly agree that the foregoing release and waiver is intended to be as broad and inclusive as permitted by the laws of the jurisdiction governing the Loan Documents. In addition to, and without limiting the generality of foregoing, the Credit Parties further covenant with and warrant unto the Lender, that there exist no claims, counterclaims, defenses, objections, offsets or other claims against the Lender, or the obligation of the Credit Parties to comply with the terms and provisions of the Loan Documents. The foregoing release shall survive the termination of any of the Loan Documents and repayment of the Revolving Note.

19. Lender’s Conduct. As of the date of this Amendment, the Credit Parties hereby acknowledge and admit that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with any of the Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Loan Documents, except as expressly set forth herein and the other Loan Documents.

20. GOVERNING LAW. EXCEPT IN THE CASE OF THE MANDATORY FORUM SELECTION CLAUSE SET FORTH HEREIN, THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE LOAN DOCUMENTS AND THE REVOLVING NOTE SHALL BE SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

21. MANDATORY FORUM SELECTION. ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH THE AMENDMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THE AMENDMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN BROWARD COUNTY, FLORIDA OR THE STATE AND/OR FEDERAL COURTS LOCATED IN CLARK COUNTY, NEVADA (AS DETERMINED BY LENDER). THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH FLORIDA LAW OR NEVADA LAW, AS APPLICABLE.

22. Amendment Effective Date. All references in any Loan Document to the Credit Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement as amended hereby, and the parties hereto agree that on and after the Effective Date, the Credit Agreement, as amended hereby, is in full force and effect.

[signatures pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWER:

ARTEC GLOBAL MEDIA, INC.

By	/s/ Caleb W. Wickman
Name:	Caleb W. Wickman
Title:	President

STATE OF ________________         )

                                                                 ) SS.

COUNTY OF ______________          )

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Caleb W. Wickman, President of Artec Global Media, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

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LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.
Its:	General Partner

By:	/s/ Robert Press
Name:	Robert Press
Title:	Director

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EXHIBIT A

FORM OF FEE NOTE

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Schedule 7.1

Subsidiaries

None

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Schedule 7.4

Capitalization

(a)

Number of Common Stock authorized: 10,000,000,000

Number of Common Stock outstanding: 768,341,984 (as of November 4, 2016)

Number of Series A Convertible Preferred Stock authorized: 100,000

Number of Series A Convertible Preferred Stock outstanding: 900

Number of remaining “Blank Check” Preferred Stock authorized: 9,900,000

Number of remaining “Blank Check” Preferred Stock outstanding: 0

(b)

(i)

Secured Convertible Promissory Note (in the original principal amount of $225,000), dated January 7, 2015, issued by Artec Global Media, Inc. (“Artec”) to Typenex Co-Investment, LLC (“Typenex”), provides Typenex with certain rights to convert the outstanding balance of this Secured Convertible Promissory Note into Common Stock of Artec

Warrant #1 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Warrant #2 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Warrant #3 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Warrant #4 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Warrant #5 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Warrant #6 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015, provides Typenex with certain rights to purchase Common Stock of Artec

Convertible Note (in the original principal amount of $250,000), dated December 4, 2014, issued by Artec to Vista Capital Investments, LLC (“Vista”), provides Vista with certain rights to convert the outstanding balance of this Convertible Note into Common Stock of Artec

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Convertible Redeemable Note (in the original principal amount of $55,125), dated October 30, 2014, issued by Artec to LG Capital Funding, LLC (“LG”), provides LG with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

Convertible Redeemable Note (in the original principal amount of $55,125), dated January 30, 2015, issued by Artec to LG, provides LG with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

Convertible Redeemable Note (in the original principal amount of $78,750), dated April 3, 2016, issued by Artec to LG, provides LG with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

Convertible Redeemable Note (in the original principal amount of $78,750), dated July 7, 2016, issued by Artec to LG, provides LG with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

Convertible Note (which has an outstanding principal amount of $10,274 as of October 31, 2016), dated April 28, 2015, issued by Artec to JMJ Financial (“JMJ”), provides JMJ with certain rights to convert the outstanding balance of this Convertible Note into Common Stock of Artec

Convertible Promissory Note (in the original principal amount of $69,000), dated June 8, 2015, issued by Artec to Vis Vires Group, Inc. (“Vis Vires”), provides Vis Vires with certain rights to convert the outstanding balance of this Convertible Promissory Note into Common Stock of Artec

Convertible Promissory Note (in the original principal amount of $100,000), dated February 5, 2016, issued by Artec to Search4.com, Inc., provides Search4.com, Inc. with certain rights to convert the outstanding balance of this Convertible Promissory Note into Common Stock of Artec

Convertible Redeemable Note (in the original principal amount of $37,500), dated March 4, 2016, issued by Artec to T McNeil Advisors, LLC (“TMA”), provides TMA with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

Convertible Redeemable Note (in the original principal amount of $52,500), dated September 14, 2016, issued by Artec to TMA, provides TMA with certain rights to convert the outstanding balance of this Convertible Redeemable Note into Common Stock of Artec

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Convertible Promissory Note (in the original principal amount of $25,000), dated April 29, 2016, issued by Artec to Timothy Honeycutt, provides Timothy Honeycutt with certain rights to convert the outstanding balance of this Convertible Promissory Note into Common Stock of Artec

Convertible Note (in the original principal amount of $35,000), dated May 3, 2016, issued by Artec to Cerberus Finance Group Ltd. (“Cerberus”), provides Cerberus with certain rights to convert the outstanding balance of this Convertible Note into Common Stock of Artec

Convertible Promissory Note (in the original principal amount of $5,000), dated June 20, 2016, issued by Artec to James Welsh, provides James Welsh with certain rights to convert the outstanding balance of this Convertible Promissory Note into Common Stock of Artec

Convertible Note (in the original principal amount of $75,000), dated July 1, 2016, issued by Artec to Silo Marketing and Funding, LLC (“Silo”), provides Silo with certain rights to convert the outstanding balance of this Convertible Note into Common Stock of Artec

(ii)

Secured Convertible Promissory Note (in the original principal amount of $225,000), dated January 7, 2015, issued by Artec to Typenex

Convertible Note (in the original principal amount of $250,000), dated December 4, 2014, issued by Artec to Vista

Convertible Redeemable Note (in the original principal amount of $55,125), dated October 30, 2014, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $55,125), dated January 30, 2015, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $78,750), dated April 3, 2016, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $78,750), dated July 7, 2016, issued by Artec to LG

Convertible Note (which has an outstanding principal amount of $10,274 as of October 31, 2016), dated April 28, 2015, issued by Artec to JMJ

Convertible Promissory Note (in the original principal amount of $69,000), dated June 8, 2015, issued by Artec to Vis Vires

Convertible Promissory Note (in the original principal amount of $100,000), dated February 5, 2016, issued by Artec to Search4.com, Inc.

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Convertible Redeemable Note (in the original principal amount of $37,500), dated March 4, 2016, issued by Artec to TMA

Convertible Redeemable Note (in the original principal amount of $52,500), dated September 14, 2016, issued by Artec to TMA

Convertible Promissory Note (in the original principal amount of $25,000), dated April 29, 2016, issued by Artec to Timothy Honeycutt

Convertible Note (in the original principal amount of $35,000), dated May 3, 2016, issued by Artec to Cerberus

Convertible Promissory Note (in the original principal amount of $5,000), dated June 20, 2016, issued by Artec to James Welsh

Convertible Note (in the original principal amount of $75,000), dated July 1, 2016, issued by Artec to Silo

(iv)

Each of the following notes contains a piggyback registration rights provision that applies with respect to the shares issuable upon conversion of such note:

Convertible Note (in the original principal amount of $250,000), dated December 4, 2014, issued by Artec to Vista

Convertible Note (which has an outstanding principal amount of $10,274 as of October 31, 2016), dated April 28, 2015, issued by Artec to JMJ

Each of the following agreements contain a provision requiring Artec to promptly secure the listing of the shares issuable upon conversion of the related note(s) upon each national securities exchange or automated quotation system, if any, upon which shares of common stock of Artec are then listed:

Securities Purchase Agreement, dated as of October 30, 2014, between Artec and LG

Securities Purchase Agreement, dated as of June 8, 2015, between Artec and Vis Vires

(vi)

The following instruments contain anti-dilution or similar provisions that may be triggered by the consummation of transactions contemplated by this Agreement or related agreements:

Secured Convertible Promissory Note (in the original principal amount of $225,000), dated January 7, 2015, issued by Artec to Typenex

Warrant #1 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

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Warrant #2 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

Warrant #3 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

Warrant #4 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

Warrant #5 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

Warrant #6 to Purchase Shares of Common Stock, issued by Artec to Typenex on January 7, 2015

Convertible Note (in the original principal amount of $250,000), dated December 4, 2014, issued by Artec to Vista

Convertible Promissory Note (in the original principal amount of $69,000), dated June 8, 2015, issued by Artec to Vis Vires

(vii)

The following instruments contain redemption provisions:

Convertible Redeemable Note (in the original principal amount of $55,125), dated October 30, 2014, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $55,125), dated January 30, 2015, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $78,750), dated April 3, 2016, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $78,750), dated July 7, 2016, issued by Artec to LG

Convertible Redeemable Note (in the original principal amount of $37,500), dated March 4, 2016, issued by Artec to TMA

Convertible Redeemable Note (in the original principal amount of $52,500), dated September 14, 2016, issued by Artec to TMA

In addition, each note referenced in this schedule contains provisions that provide for acceleration upon an event of default.

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Schedule 7.28

Bank Accounts and Deposit Accounts

Artec Global Media, Inc.

Name of Bank: Bank of America

Name of Account: Artec Global Media, Inc.

Routing Number: 026009593

Account Number: 3250 3552 3596

Authorized Signatories: A. Stone Douglass and Caleb W. Wickman

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Schedule 7.29

Places of Business

Artec Global Media, Inc.

249 South Highway 101, #324
Solana Beach, CA 92075

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